                                      ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated as of February 23,  2007,  between  Residential  Funding
Company,  LLC, a Delaware limited  liability company ("RFC") and Residential  Asset Securities  Corporation,  a
Delaware corporation (the "Company").

                                                   Recitals

        A.     RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

        B.     The  Company  wishes to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter  defined)
originated pursuant to the Seller Contracts with respect thereto.

        C.     The Company,  RFC, as master  servicer,  and U.S.  Bank  National  Association,  as trustee (the
"Trustee"), are entering into a Pooling and Servicing Agreement dated as of February 1,  2007 (the "Pooling and
Servicing  Agreement"),  pursuant  to which the Trust  proposes  to issue  Home  Equity  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2007-KS2 (the "Certificates") consisting of seventeen classes designated as
Class A-I-1,   Class A-I-2,   Class A-I-3,  Class A-I-4,  A-II,  Class M-1,  Class M-2,  Class M-3,  Class M-4,
Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class  M-10,  Class  SB and  Class R  Certificates,
representing  beneficial  ownership  interests solely in a trust fund consisting  primarily of a pool that will be divided into (i) the adjustable and fixed rate one-to  four-family  mortgage loans identified on Exhibit F-1 to the Pooling and Servicing  Agreement  (the "Group I Loans") and (ii) the  adjustable  and fixed rate one- to four-family  mortgage  loans  identified on Exhibit F-2 to the Pooling and Servicing  Agreement  (the "Group II
Loans," and together with the Group I Loans, the "Mortgage Loans").

        D.     In  connection  with the  purchase of the  Mortgage  Loans,  the Company  will assign to RFC the
Class R Certificates (the "Retained Certificates").

        E.     In connection with the purchase of the Mortgage Loans and the issuance of the Certificates,  RFC wishes to make certain representations and warranties to the Company.

        F.     The  Company and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

        NOW  THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein  shall have the meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns to the  Company  without recourse  all of its right,  title and  interest in and to the  Mortgage  Loans,  including  all  interest  and principal  received on or with  respect to the Mortgage  Loans after the Cut-off  Date (other than  payments of principal and interest due on the Mortgage Loans in February 2007). In consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to  $1,011,016,044.23  and the
Retained  Certificates.  In connection with such assignment and at the Company's direction,  RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed  Mortgage Note,  hereinafter defined)  to the order of the Trustee and  delivered  an  assignment  of  mortgage  in  recordable  form to the
Trustee  or its  agent.  A  "Destroyed  Mortgage  Note"  means a  Mortgage  Note  the  original  of  which  was permanently lost or destroyed.

        The  Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the
Mortgage  Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  Nonetheless
(a) this  Agreement  is  intended to be and hereby is deemed to be a security  agreement  within the meaning of
Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any  other applicable  jurisdiction;  (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's right  (including  the power to convey  title  thereto), title and interest,  whether now owned or hereafter acquired,  in and to (A) the Mortgage Loans,  including the
Mortgage Notes, the Mortgages,  any related insurance  policies and all other documents in the related Mortgage
Files,  (B) all amounts  payable  pursuant to the Mortgage  Loans in accordance  with the terms thereof and (C)
any and all general  intangibles  consisting  of,  arising  from or relating to any of the  foregoing,  and all proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other  property,  including,  without  limitation,  all  amounts  from  time to time  held or  invested  in the
Certificate  Account or the Custodial Account,  whether in the form of cash,  instruments,  securities or other property;  (c) the  possession  by the  Trustee,  the  Custodian  or any other agent of the Trustee of Mortgage
Notes or such other  items of  property as  constitute  instruments,  money,  payment  intangibles,  negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit,  investment property,  certificated securities  or chattel  paper shall be deemed to be  "possession  by the  secured  party," or  possession  by a purchaser or a person  designated  by such secured  party,  for purposes of  perfecting  the security  interest pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform  Commercial  Code of any other  applicable jurisdiction  (including without limitation,  Sections 8-106, 9-313 and 9-106 thereof);  and  (d) notifications to persons holding such property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications to, or  acknowledgments,  receipts or confirmations  from,  financial intermediaries,  bailees or agents (as  applicable) of the Trustee for the purpose of perfecting  such security interest under  applicable law. RFC shall, to the extent  consistent with this Agreement,  take such reasonable actions as may be necessary  to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage  Loans and the other  property  described  above,  such security  interest would be deemed to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file,  or shall cause to be filed, at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original filings necessary  under the  Uniform  Commercial  Code as in effect  in any  jurisdiction  to  perfect  the  Company's security  interest in or lien on the Mortgage Loans including without  limitation (x) continuation  statements, and (y) such other  statements as may be occasioned  by (1) any  change of name of RFC or the Company,  (2) any change of  location of the state of  formation,  place of  business  or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently  with the  execution  and  delivery  hereof,  the  Company  hereby  assigns to RFC without recourse  all  of  its  right,  title  and  interest  in  and  to the  Retained  Certificates  as  part  of the consideration payable to RFC by the Company pursuant to this Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each  Mortgage  Loan that on the date of execution  hereof  (or, if  otherwise  specified  below,  as of the date so  specified  and  provided  that all percentages  of the Mortgage  Loans  described in this Section 4 are  approximate  percentages  by  outstanding principal  balance  determined  as of the Cut-off  Date after  deducting  payments  due during the month of the
Cut-off Date):

(i)     Immediately prior to the delivery of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien or  security  interest  (other than
(a) rights to servicing and related  compensation,  and (b) any  senior lien relating to a Mortgage Loan listed on Schedule A attached  hereto (the "Junior  Lien  Mortgage  Loans")) and had full right and  authority to sell and assign the Mortgage Loans pursuant to this Agreement.

(ii)    The  proceeds  of the  Mortgage  Loan have been fully  disbursed,  there is no  requirement  for future advances  thereunder and any and all requirements as to completion of any on-site or off-site  improvements and as to  disbursements  of any escrow funds therefor  (including  any escrow funds held to make Monthly  Payments pending  completion of such  improvements)  have been complied with. All costs,  fees and expenses  incurred in making, closing or recording the Mortgage Loans were paid.

(iii)   The  Mortgagor  (including  any  party  secondarily  liable  under the  Mortgage  File) has no right of set-off, defense,  counterclaim or right of rescission as to any document in the Mortgage File except as may be provided under the Relief Act.

(iv)    RFC and any other  originator,  servicer or other previous owner of each Mortgage Loan has obtained all licenses  and  effected  all  registrations  required  under all  applicable  local,  state and  federal  laws, regulations and orders,  including  without  limitation truth in lending and disclosure laws,  necessary to own or originate the Mortgage  Loans (the failure to obtain such licenses or to comply with such laws,  regulations and orders would make such Mortgage Loans void or voidable).

(v)     A policy of title  insurance,  in the form and amount that is in material  compliance  with the Program
Guide,  was effective as of the closing of each Mortgage Loan, is valid and binding,  and remains in full force and effect except for Mortgaged  Properties  located in the State of Iowa where an attorney's  certificate  has been  provided in  accordance  with the  Program  Guide.  No claims  have been made under such title  insurance policy and no holder of the related  mortgage,  including  RFC, has done or omitted to do anything  which would impair the coverage of such title insurance policy.

(vi)    Each  Mortgage Loan is a valid and  enforceable  first lien (or in the case of the Junior Lien Mortgage
Loans,  junior  lien) on the  Mortgaged  Property  subject only to (1) the lien of  nondelinquent  current real property taxes and  assessments,  (2)  covenants,  conditions and  restrictions,  rights of way,  easements and other  matters of public  record as of the date of recording of such  Mortgage,  such  exceptions  appearing of record being acceptable to mortgage lending institutions  generally or specifically  reflected in the appraisal made in connection  with the  origination  of the related  Mortgage  Loan,  and (3) other matters to which like properties  are commonly  subject that do not materially  interfere with the benefits of the security  intended to be provided by such Mortgage.

(vii)   All  improvements  which were considered in determining  the Appraised Value of the Mortgaged  Property lie wholly within the boundaries and the building  restriction lines of the Mortgaged  Premises,  or the policy of title  insurance  affirmatively  insures  against  loss or damage by  reason  of any  violation,  variation, encroachment  or adverse  circumstance  that either is  disclosed  or would have been  disclosed by an accurate survey.

(viii)  There are no delinquent tax or delinquent assessment liens against the related Mortgaged Property,  and there are no  mechanic's  liens or claims  for work,  labor or  material  or any  other  liens  affecting  such
Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the Mortgage  assigned to
RFC, except those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)    Each Mortgaged  Property is free of material damage and is in good repair and no notice of condemnation has been given with respect thereto.

(x)     The  improvements  upon the  Mortgaged  Property are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National Flood  Insurance Act of 1968,  as  amended.  The  Mortgage  requires  the  Mortgagor  to maintain  such  casualty  insurance  at the
Mortgagor's  expense,  and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi)    The  appraisal  was made by an  appraiser  who meets  the  minimum  qualifications  for  appraisers  as specified in the Program Guide.

(xii)   Each Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding  obligation of the Mortgagor enforceable  in  accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditors' rights.

(xiii)  Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)   None of the Mortgage Loans are secured by a leasehold estate.

(xv)    The  information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

(xvi)   None of the Mortgage Loans are 30 to 59 days  Delinquent in payment of principal and interest.  None of the  Mortgage  Loans  are 60 to 89 days  Delinquent  in the  payment  of  principal  or  interest.  None of the
Mortgage  Loans are 90 or more days  Delinquent  in the payment of principal or interest.  0.2% of the Mortgage
Loans have been a maximum of 30 or more days  Delinquent  in payment of  principal  or  interest in the last 12 months.  For the purposes of this  representation a Mortgage Loan is considered  Delinquent if a Subservicer or the Master  Servicer has made any advances on the Mortgage Loan that have not been  reimbursed  out of payments by the mortgagor or on the  mortgagor's  behalf from a source other than a  Subservicer,  a Seller,  the Master
Servicer or an affiliated entity of either.

(xvii)  None of the Mortgage Loans with Loan-to-Value Ratios, or combined  Loan-to-Value Ratios with respect to
Junior Lien Loans, at origination in excess of 80% are insured by a borrower-paid,  primary mortgage  insurance policy.

(xviii) The weighted  average  Loan-to-Value  Ratio with respect to Group I Loans,  and the Group II Loans,  in each case by outstanding principal balance at origination, is 82.7% and 82.6%, respectively.
(xix)   No  more  than  approximately  0.3% of the  Group  I Loans  are  located  in any one zip  code  area in
California  and no more  than  approximately  0.3% of the Group I Loans  are  located  in any one zip code area outside of California.

(xx)    99.5% of the Group I Loans and all of the Group II Loans that are  adjustable-rate  loans  will  adjust semi-annually  based on  Six-Month  LIBOR (as defined in the  Prospectus  Supplement),  and 0.5% of the Group I
Loans  that are  adjustable-rate  loans  will  adjust  annually  based on  One-Year  LIBOR (as  defined  in the
Prospectus  Supplement  ).  Each of the  Mortgage  Loans  that are  adjustable-rate  loans  will  adjust on the
Adjustment  Date  specified  in the related  Mortgage  Note to a rate equal to the sum (rounded as described in the  Prospectus  Supplement) of the related Index  described in the  Prospectus  Supplement and the Note Margin set forth in the related  Mortgage Note,  subject to the  limitations  described in the Prospectus  Supplement, and each Mortgage  Loan has an original  term to maturity  from the date on which the first monthly  payment is due of not more than  approximately  30 years.  On each  Adjustment  Date,  the Mortgage  Rate on each Mortgage
Loan that is an  adjustable-rate  loan will be  adjusted  to equal the  related  Index plus the  related  Gross
Margin,  subject in each case to the Periodic Rate Cap, the Mortgage Rate and the Minimum  Mortgage  Rate.  The
amount of the monthly  payment on each  Mortgage Loan that is an  adjustable-rate  loan will be adjusted on the first day of the month  following the month in which the Adjustment  Date occurs to equal the amount  necessary to pay interest at the  then-applicable  Mortgage Rate to fully amortize the outstanding  principal  balance of such  Mortgage  Loan over its  remaining  term to stated  maturity.  No  Mortgage  Loan is subject to  negative amortization.

(xxi)   With respect to each Mortgage  constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly  designated and currently so serves and is named in such Mortgage,  and no fees or expenses  are or will become  payable by the holder of the  Mortgage  Loan to the trustee  under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

(xxii)  Approximately 11.0% and 9.4% of the Mortgaged  Properties related to the Group I Loans and the Group II
Loans,  respectively,  are units in detached  planned  unit  developments.  Approximately  1.7% and 2.8% of the
Mortgaged  Properties  related  to the Group I Loans and Group II Loans,  respectively,  are units in  attached planned unit  developments.  Approximately  0.7% and 0.6% of the  Mortgaged  Properties  related to the Group I
Loans  and the Group II  Loans,  respectively,  are  units in  townhouses.  Approximately  5.2% and 3.8% of the
Mortgaged  Properties  related  to the  Group I Loans and the Group II  Loans,  respectively,  are  condominium units.  Approximately  0.1% and 0.1% of the Mortgaged  Properties related to the Group I Loans and the Group II
Loans, respectively, are leaseholds.  Each Mortgaged Property is suitable for year-round occupancy.

(xxiii) Approximately  92.9% of the  Mortgaged  Properties  related to the  Mortgage  Loans are  secured by the owner's primary  residence.  Approximately  1.8% of the Mortgaged  Properties related to the Mortgage Loans are secured by the owner's second or vacation  residence.  Approximately  5.3% of the Mortgaged  Properties related to the Mortgage Loans are secured by a non-owner occupied residence.

(xxiv)  Approximately  73.8% and 77.9% of the Mortgaged  Properties  related to the Group I Loans and the Group
II Loans,  respectively,  are secured by detached  one-family  dwelling units.  Approximately  7.4% and 5.6% of the  Mortgaged  Properties  related to the Group I Loans and the Group II Loans,  respectively,  are secured by two- to four-family dwelling units.

(xxv)   The  average  outstanding  principal  balance  of the Group I Loans at  origination  was  approximately
$167,047.  The average  outstanding  principal  balance of the Group II Loans at origination was  approximately
$182,161.  No Group I Loan or Group II Loan at  origination  had a principal  balance of less than  $10,000 and
$15,000 or more than $ 1,000,000 and $416,100, respectively.

(xxvi)  As of the Cut-off  Date,  all Mortgage  Rate  adjustments  on the  Mortgage  Loans that have reached an
Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

(xxvii) Any escrow  arrangements  established  with respect to any  Mortgage  Loan are in  compliance  with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxviii)       Except as otherwise  specifically set forth herein,  there is no default,  breach,  violation or event of  acceleration  existing  under any  Mortgage  Note or  Mortgage  and no event  which,  with notice and expiration  of any  grace  or  cure  period,  would  constitute  a  default,  breach,  violation  or  event  of acceleration,  and no such default,  breach,  violation or event of  acceleration  has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

(xxix)  Each  Mortgage Loan  constitutes a "qualified  mortgage"  under Section  860G(a)(3)(A)  of the Code and
Treasury  Regulation  Section  1.860G-2(a)(1),  (2),  (4),  (5),  (6),  (7) and (9),  without  reliance  on the provisions of Treasury Regulation Section  1.860G-2(a)(3) or Treasury Regulation Section  1.860G-2(f)(2) or any
other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding  its failure  to meet  the  requirements  of  Section  860G(a)(3)(A)  of the Code and  Treasury  Regulation  Section
1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

(xxx)   No more than 56.1% of the Group I Loans have been  classified  by RFC as Credit  Grade A4, no more than
28.0% of the Group I Loans  have been  classified  by RFC as Credit  Grade A5, no more than 9.1% of any Group I
Loans have been  classified  by RFC as Credit Grade AX Mortgage  Loans,  no more than 4.1% of the Group I Loans have been  classified  by RFC as Credit  Grade AM Mortgage  Loans,  no more than 1.8% of the Group I Loans have been  classified by RFC as Credit Grade B Mortgage  Loans and no more than 11.2% of the Group I Loans have been classified  by RFC as Credit  Grade C Mortgage  Loans,  in each case as described  generally in the  Prospectus
Supplement.

(xxxi)  No more than 64.5% of the Group II Loans have been  classified  by RFC as Credit Grade A4, no more than
12.9% of the Group II Loans  have been  classified  by RFC as Credit  Grade A5, no more than 11.7% of any Group
II Loans have been  classified  by RFC as Credit  Grade AX  Mortgage  Loans,  no more than 5.7% of the Group II
Loans have been  classified by RFC as Credit Grade AM Mortgage  Loans,  no more than 3.1% of the Group II Loans have been  classified by RFC as Credit Grade B Mortgage  Loans and no more than 2.3% of the Group II Loans have been  classified  by RFC as  Credit  Grade C  Mortgage  Loans,  in  each  case as  described  generally  in the
Prospectus Supplement.

(xxxii)   No Mortgage Loan is a graduated  payment loan or has a shared  appreciation  or  contingent  interest feature.

(xxxiii)       With  respect  to each  Mortgage  Loan,  either (i) each  Mortgage  Loan  contains  a  customary provision  for the  acceleration  of the payment of the unpaid  principal  balance of the Mortgage  Loan in the event the related  Mortgaged  Property is sold without the prior  consent of the  mortgagee  thereunder or (ii)
the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

(xxxiv) No Mortgage Loan provides for deferred interest or negative amortization.

(xxxv)  None of the Mortgage Loans are buy-down Mortgage Loans.

(xxxvi) Each  Mortgaged  Property  is a single  parcel of real estate with a one- to  four-unit  single  family residence  thereon,  a condominium  unit, a  manufactured  housing unit, a unit in a townhouse,  a planned unit development,  a  leasehold  or a  modular  home;  and no  Mortgage  Property  consists  of a  mobile  home or a manufactured housing unit that is not permanently affixed to its foundation.

(xxxvii)       No more  than  approximately  31.5%  and  42.1%  of the  Group  I  Loans  and  Group  II  Loans,
respectively,  were made to Mortgagors with credit scores as described  generally in the Prospectus  Supplement of less than 600 excluding  Mortgagors  whose credit  scores are not available to RFC. The weighted  average of the credit  scores for the Group I Loans and the Group II Loans for which  Credit  Scores are  available to RFC was approximately 622.9 and 606.5, respectively, as of the Cut-off Date.

(xxxviii)      No instrument of release or waiver has been executed in connection with the Mortgage Loans,  and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

(xxxix) The weighted  average  remaining  term to stated  maturity of the Group I Loans and the Group II Loans, respectively,  as of the cut-off date will be approximately  353 and 356 months.  The weighted average original term to maturity of the Group I Loans and the  Group II  Loans,  respectively,  as of the cut-off  date will be approximately 355 and 358 months.

(xl)    No Group I Loan has a  prepayment  penalty  term  that  extends  beyond  five  years  after the date of origination.

(xli)   Approximately 32.3% of the Group I Loans and 29.4% of the Group II Loans are Balloon Mortgage Loans.

(xlii)  None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of such Mortgage  Loan, are referred to as (1) "high cost" or "covered"  loans or (2) any other similar  designation if the law imposes  greater  restrictions  or additional  legal  liability for residential mortgage loans with high interest rates, points and/or fees.

(xliii) The  information  set  forth in the  prepayment  charge  schedule  attached  hereto  as  Exhibit A (the
"Prepayment  Charge  Schedule") is complete,  true and correct in all material respects as of the Cut off Date, and each prepayment  charge set forth on the Prepayment  Charge Schedule  ("Prepayment  Charge") is enforceable and was originated in compliance with all applicable federal, state and local laws.

(xliv)  Each Group I Loan and Group II Loan listed on the attached  Exhibit C has an original  term to maturity of 360 months and an original  amortization  term of 480 months or an  original  term to maturity of 540 months and an original  amortization  term of 540 months or an original term to maturity of 600 months and an original term amortization term of 600 months.

(xlv)   Each  Mortgage  Loan as of the time of its  origination  complied  in all  material  respects  with all applicable local,  state and federal laws,  including,  but not limited to, all applicable  predatory,  abusive and fair lending laws.

(xlvi)  None of the  Mortgage  Loans are  subject  to the Home  Ownership  and  Equity  Protection  Act of 1994
("HOEPA").

(xlvii) None of the Mortgaged Properties are units in manufactured housing developments.

(xlviii)       No Mortgage Loan was  originated on or after October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia.

(xlix)  No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in the current  version of  Appendix E of the  Standard & Poor's  Glossary  For File  Format For  LEVELS(R)Version 5.7
(attached  hereto as Exhibit B); and there is no  mortgage  loan in the trust that was  originated  on or after
January  1,  2005,  which is a "high cost home loan" as defined  under the  Indiana  Home  Practices  Act (I.C.
2409);  provided that no  representation  and warranty is made in this clause  (xlvii) with respect to 0.2% and
0.2% of the Group I Loans and  Group II  Loans,  respectively,  secured  by  property  located  in the State of
Kansas or with respect to 0.1% and 0.1% of the Group I Loans and the Group II Loans,  respectively,  secured by property located in the State of West Virginia.

(l)     With respect to each Group II Loan, no borrower obtained a prepaid single-premium  credit-life,  credit disability,  credit  unemployment or credit property insurance policy in connection with the origination of the
Mortgage Loan.

(li)    The  related  Subservicer  or the  Master  Servicer  for each  Mortgage  Loan has fully  furnished,  in accordance  with  the Fair  Credit  Reporting  Act and its  implementing  regulations,  accurate  and  complete information  (i.e.,  favorable and  unfavorable) on its borrower credit files to Equifax,  Experian,  and Trans
Union Credit Information Company (three of the credit repositories), on a monthly basis.

(lii)   The Subservicer  for each Mortgage Loan or the Master  Servicer will fully furnish,  in accordance with the Fair Credit  Reporting  Act and its  implementing  regulations,  accurate and complete  information  (i.e., favorable  and  unfavorable)  on its  borrower  credit  files to  Equifax,  Experian,  and Trans  Union  Credit
Information Company (three of the credit repositories), on a monthly basis.

(liii)  With respect to any Group II Loan that contains a provision  permitting  imposition of a penalty upon a prepayment prior to maturity:

                      (i) the Seller's  pricing  methods  include  mortgage  loans with and without  prepayment premiums;

                      (ii) borrowers  selecting Group II Loans which include such prepayment  premiums  receive some benefit,  (e.g. a rate or fee reduction),  in exchange for selecting a Group II Loan with a prepayment premium;

                      (iii) the  originator  of the  Group II Loans had a  verifiable  policy of  offering  the borrower,  or  requiring  third-party  brokers to offer the borrower an array of mortgage loan products that included  mortage loan products with prepayment  premiums and mortgage loan products that did not require payment of such a premium;

                      (iv) the prepayment  premium is disclosed to the borrower in the loan documents  pursuant to applicable state and federal law;

                      (v) notwithstanding  any state or federal law to the contrary,  the Master Servicer shall
                      not  impose  such  prepayment   premium  in  any  instance  when  the  mortgage  debt  is
                      accelerated as the result of the borrower's default in making the loan payments; and

                      (vi) no Group II Loan has a  prepayment  penalty  term that  extends  beyond  three years after  the date of  origination,  unless  the loan  will be  within 90 days from the date hereof  modified to reduce the prepayment  penalty term to no more than three years after the date of  origination  and the borrower  was notified in writing of such  reduction in prepayment penalty term.

(liv)   The originator of each Group II Loan offered the related borrower  mortgage loan products for which the borrower  qualified  and we are not aware that the  originator  encouraged or required the borrower to select a mortgage loan product that is a higher cost product designed for less creditworthy borrowers.

(lv)    The originator of the Group II Loans adequately  considered the borrower's  ability to make payments by employing  underwriting  techniques  that  considered  a variety of factors,  such as: the  borrower's  income, assets and  liabilities,  and not solely the collateral  value, in deciding to extend the credit at the time of origination.

(lvi)   No borrower under a Group II Loan in the trust was charged  "points and fees" in an amount greater than
(a) $1,000 or (b) 5% of the  principal  amount of such  Mortgage  Loan,  whichever is greater.  For purposes of this  representation,  "points and fees" (x) include  origination,  underwriting,  broker and finder's fees and charges  that the lender  imposed as a condition  of making the  Mortgage  Loan,  whether  they are paid to the lender or a third party; and (y) exclude bona fide discount points,  fees paid for actual services  rendered in connection  with the  origination  of the mortgage  (such as attorney's  fees,  notaries fees and fees paid for property appraisals,  credit reports,  surveys, title examinations and extracts,  flood and tax certifications, and home inspections);  the cost of mortgage  insurance or credit-risk price  adjustments;  the costs of title, hazard,  and flood insurance  policies;  state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance  premiums;  and other  miscellaneous fees and charges,  which  miscellaneous fee and charges, in total do not exceed 0.25 percent of the loan amount.

(lvii)  With respect to any Group II Loan originated on or after August 1, 2004,  neither the related  Mortgage nor the related  Mortgage Note requires the borrower to submit to  arbitration  to resolve any dispute  arising out of or relating in any way to the Mortgage Loan transaction.

(lviii) The  principal  balance  at  origination  for each Group II  Mortgage  Loan that is secured by a single family  property  located in any state other than the States of Hawaii or Alaska did not exceed  $417,000.  The principal  balance at origination  for each Group II Mortgage Loan that is secured by a single family  property located  in the States of Hawaii or Alaska or the  Territories  of Guam or the  Virgin  Islands  did not exceed
$625,500.  The  principal  balance at  origination  for each Group II Mortgage  Loan that is secured by a two-, three- or  four-family  property  located in any state other than the States of Hawaii or Alaska did not exceed
$533,850,  $645,300  or  $801,950,  respectively.  The  principal  balance  at  origination  for each  Group II
Mortgage  Loan that is secured by a two-,  three- or  four-family  property  located in the States of Hawaii or
Alaska or the  Territories  of Guam or the Virgin  Islands did not exceed  $800,775,  $967,950 and  $1,202,925, respectively.

(lix)   With respect to any Group II Loan that is a subordinate lien mortgage loan:

                      (i) such lien is on a one- to four-family  residence  that is the principal  residence of the borrower;

                      (ii) no  subordinate  lien mortgage loan has an original  principal  balance that exceeds one-half of the one-unit  limitation  for first lien mortgage  loans,  i.e.  $208,500 (in
                      Alaska,  Guam,  Hawaii or Virgin  Islands:  $312,750),  without  regard to the  number of units; and

                      (iii) the original  principal  balance of the first lien  mortgage loan plus the original principal  balance of any subordinate  lien mortgage loans relating to the same mortgaged property  does not exceed the  applicable  Freddie Mac loan limit for first lien mortgage loans for that property type (as set out in Section 4(lviii) above).

(lx)    No Group II Loan is "seasoned" (a seasoned  mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security).

(lxi)   No  refinance  or  purchase  money  Group II Loan in the trust has an annual  percentage  rate or total points  and fees that  exceed the  thresholds  set by the Home  Ownership  and  Equity  Protection  Act of 1994
("HOEPA") and its implementing regulations, including 12 CFRss.226.32(a)(1)(i) and (ii).

        Upon  discovery  by RFC or upon notice  from the  Company or the  Trustee of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the occurrence of a Repurchase  Event
(as described in Section 5 below),  which materially and adversely  affects the interests of any holders of the
Certificates  or the Company in such Mortgage Loan (notice of which breach or occurrence  shall be given to the
Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice thereof,  either cure such breach or Repurchase Event in all material  respects or, except as otherwise  provided in Section 2.04 of the Pooling and Servicing  Agreement,  either (i) purchase such Mortgage
Loan from the  Trustee or the  Company,  as the case may be, at a price  equal to the  Purchase  Price for such
Mortgage Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and  subject to the  limitations  set forth in Section  2.04 of the  Pooling  and  Servicing  Agreement.
Notwithstanding  the  foregoing,  it is understood by the parties  hereto that a breach of the  representations and  warranties  made in any of clauses (xlv) through (lxi) of this Section 4 with respect to any Group II Loan will be deemed to materially  and  adversely  affect the  interests of the Holders of the  Certificates  in the related Mortgage Loan.  Notwithstanding the foregoing,  RFC shall not be required to cure breaches,  Repurchase
Events or purchase or  substitute  for  Mortgage  Loans as provided  above if the  substance  of such breach or
Repurchase  Event  also  constitutes  fraud  in the  origination  of  the  Mortgage  Loan.  If  the  breach  of representation  and warranty  that gave rise to the  obligation  to  repurchase  or  substitute a Mortgage Loan pursuant to this Section 4 was the  representation  set forth in clause (xlv) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence, an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted  from such  breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.      With respect to the Mortgage Loans, a repurchase event  ("Repurchase  Event") shall have occurred if it is  discovered  that,  as of the date hereof,  the related  Mortgage  Loan was not a valid first lien or junior lien in the case of a Junior Lien Loan on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants,  conditions,  and restrictions,  rights of way,  easements  and other  matters of public  record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions  as are listed in the Program Guide and (iii) other matters to which like properties  are  commonly  subject  which do not  materially  adversely  affect the value,  use,  enjoyment  or marketability of the Mortgaged Property.

6.      RFC hereby  represents and warrants to the Company that with respect to each Mortgage Loan, the REMIC's tax  basis in each  Mortgage  Loan as of the  Closing  Date is  equal to or  greater  than  100% of the  Stated
Principal Balance thereof.

7.      This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties  hereto  and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

8.      RFC, as master servicer under the Pooling and Servicing  Agreement (the "Master  Servicer"),  shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other  similar laws  relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has  threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration in connection  with a foreclosure or other  involuntary  payment or (iv)
such waiver is  standard  and  customary  in  servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default  and  would,  in the  reasonable  judgment  of the Master  Servicer,  maximize recovery of total proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage
Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a refinancing  of a
Mortgage  Loan that is not related to a default or a reasonably  foreseeable  default.  If a Prepayment  Charge is waived,  but does not meet the standards  described  above,  then the Master Servicer is required to pay the amount of such  waived  Prepayment  Charge to the  holder  of the  Class SB  Certificates  at the time that the amount  prepaid  on the  related  Mortgage  Loan is  required  to be  deposited  into  the  Custodial  Account.
Notwithstanding  any other  provisions of this  Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges  pursuant to this  Section  shall be deemed to be paid  outside of the Trust
Fund and not part of any REMIC.

               9. Early  Payment  Default:  In the event that the  scheduled  payment of principal and interest
(or  interest in the case of an interest  only loan) to be made by the  Mortgagor on March 1, 2007 with respect to any Mortgage  Loan is not made by April 30, 2007,  and the Seller  cannot  reasonably  demonstrate  that the delinquency  was due to misapplied  payments or servicing  transfer  issues;  the Seller shall  repurchase such
Mortgage Loan at a price equal to the Repurchase Price for such Mortgage Loan on the second  Distribution  Date following the month in which the Purchaser  notifies the Seller.  The  Purchaser  shall request any  repurchase pursuant to this  paragraph  in writing on or before the 60th  (sixtieth)  calendar  day from the date that the
Purchaser  receives  notice of the related early payment default (which notice may include receipt of a monthly remittance  advice  reflecting  such early payment  default).  The Seller will have no obligation to repurchase any such loans as to which a request for repurchase was received by the Seller after such date.

                                           [Signature page follows]

        IN WITNESS  WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By:________________________________
                                            Name:
                                            Title:

                                            RESIDENTIAL ASSET SECURITIES CORPORATION

                                            By:________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT A

                                          Prepayment Charge Schedule

                                               [ON FILE AT RFC]

                                                   EXHIBIT B

                               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                      FILE FORMAT FOR LEVELS(R)VERSION 5.7

                                                                                       REVISED October 20, 2006

               APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

               Standard  &  Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed  below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability  and (b) the tests and  thresholds  set forth in those laws. Note that certain loans  classified by the relevant  statute as Covered are included in Standard & Poor's
High Cost Loan  Category  because  they  included  thresholds  and tests that are typical of what is  generally considered High Cost by the industry.

               STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
                                                                            CATEGORY UNDER
                                 NAME OF ANTI-PREDATORY LENDING            APPLICABLE ANTI-
    STATE/JURISDICTION                 LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- ---------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun.        Covered Loan
                             Codess.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- ---------------------------
Colorado                     Consumer Equity Protection, Colo. Stat.  Covered Loan
                             Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- ---------------------------
Connecticut                  Connecticut Abusive Home Loan            High Cost Home Loan
                             Lending Practices Act, Conn. Gen. Stat.
                           ss.ss.36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- ---------------------------
District of Columbia         Home Loan Protection Act, D.C. Code      Covered Loan
                           ss.ss.26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- ---------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6
                             2003
---------------------------- ---------------------------------------- ---------------------------
Georgia as amended           Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
(Mar. 7, 2003 - current)     Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- ---------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- ---------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential
                             Mortgage License Act effective from
                             May 14, 2001)
---------------------------- ---------------------------------------- ---------------------------
Indiana                      Indiana Home Loan Practices Act, Ind.    High Cost Home Loans
                             Code Ann.ss.ss.24-9-1-1 et seq.

                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005
---------------------------- ---------------------------------------- ---------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                             ss.ss.16a-1-101 et seq.                  Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- ---------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- ---------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home        High Cost Home Loan
                             Loan Act, Ky. Rev. Stat.ss.ss.360.100
                             et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- ---------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-                                       Mortgage
                             A,ss.ss.8-101 et seq.

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- ---------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- ---------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- ---------------------------

---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       High Cost Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised
                             as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
New York                     N.Y. Banking Law Article 6-1             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                             ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- ---------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and             High Cost Home Loan
                             Consumer Home Loans Act, S.C. Code
                             Ann.ss.ss.37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- ---------------------------

               STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                                                           APPLICABLE ANTI-
                                       LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Covered Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.46:10B
                             22 et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- ---------------------------

               STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                                                           APPLICABLE ANTI-
                                       LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------

                                                   EXHIBIT C

                                           Schedule of Balloon Loans

                                               [ON FILE AT RFC]